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                         SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549-1004





                                      FORM 8-K
                      CURRENT REPORT PURSUANT TO SECTION 13 OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) May 13, 1994
                                  ------------




                             GENERAL MOTORS CORPORATION
                -----------------------------------------------------
               (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
- ----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




    767 Fifth Avenue, New York, New York                     10153-0075
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
- --------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------











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ITEM 5.  OTHER EVENTS

Class E Stockholder Litigation
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      Two suits, denominated by plaintiffs as class actions, were filed in
Delaware Chancery Court, STEPHEN A. SOLOMON V. GENERAL MOTORS CORPORATION, ET AL., on May 13, 1994 and TRV HOLDING COMPANY V. GENERAL MOTORS CORPORATION, ET AL., on May 18, 1994. Both actions purport to be brought on behalf of holders of Class E common stock against the Corporation and its directors. The complaints make essentially the same allegations, namely, that defendants have breached and are continuing to breach their fiduciary duties to holders of Class E common stock by, among other things, planning and announcing a contribution of Class E common stock to the Corporation's U.S. Hourly-Rate Pension Plan, which plan and announcement were allegedly made for the purpose of -- setting the stage for GM's disposition of EDS assets in a manner which will deprive holders of Class E common stock of the full value of their shares, and -- artificially capping the market price of Class E common stock to limit the price to be paid to holders of Class E common stock in connection with plaintiff's alleged design on behalf of GM to either sell EDS assets or tender for Class E common stock. The complaints seek monetary damages and an injunction to enjoin GM from contributing Class E common stock to its U.S. Hourly-Rate Pension Plan. The contribution of Class E common stock to GM's U.S. Hourly-Rate Pension Plan is described by GM under Item 2 of its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1994. GM believes the suits are without merit, intends to defend them vigorously, and does not believe that they will materially interfere with the Corporation's plan to complete the contribution of Class E common stock.

                                        * * *




                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)

Date    August 30, 1994
        ---------------                     By

                                            s/Leon J. Krain
                                            ------------------------------
                                            (Leon J. Krain, Vice President
                                                  and Group Executive)












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